SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 22, 1997
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of December 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-5, Home Loan Asset Backed Notes, Series 1997-5)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                        06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                        10019
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Address of principal executive offices                  (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events [FN*]

--------------------------------------------------------------------------------
FN * Capitalized  terms used  and  not otherwise  defined  herein shall have the same meanings ascribed to them in the Prospectus Supplement dated December 16, 1997 and the Prospectus dated November 18, 1997 (collectively referred to herein as the "Prospectus"). The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under file number 333-40467.
--------------------------------------------------------------------------------

     The Empire Funding Home Loan Owner Trust 1997-5 (the "Issuer") was formed pursuant to an owner trust agreement dated as of December 1, 1997 and entered into by PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "Depositor"), Wilmington Trust Company, as owner trustee, U.S. Bank National Association d/b/a First Bank National Association ("U.S. Bank"), as paying agent and Empire Funding Corp., as servicer ("Empire Funding"). The Issuer issued ten classes of Home Loan Asset Backed Notes pursuant to an indenture dated as of December 1, 1997 between the Issuer and U.S. Bank, as indenture trustee.

     As of the Closing Date assets of the Issuer consist primarily of a Grantor Trust Certificate evidencing 100% of the ownership interest in Empire Funding Grantor Trust 1997-5 (the "Grantor Trust"), formed pursuant to a grantor trust agreement dated as of December 1, 1997 and entered into by the Depositor, U.S. Bank, as grantor trustee and Empire Funding, the assets of which consist primarily of a pool of certain closed-end, fixed rate home loans (the "Initial Loans"), as described herein which are either secured primarily by second lien mortgages, deeds of trust or other similar security instruments or unsecured.

     The statistical information presented in the Prospectus Supplement, dated December 16, 1997, concerning the Initial Loans identified as of such date is based on the characteristics of a portion of such Initial Loans as of November 30, 1997. The following is information concerning all of the Initial Loans as of the close of business on November 30, 1997 (or with respect to any Initial Loan originated or acquired by Empire Funding after November 30, 1997, the date of origination or acquisition of such Initial Loan) (the "Cut-Off Date").

     As of the Cut Off Date, the Initial Loans consisted of 5,519 Loans with a Cut-Off Date Principal Balance totaling $180,191,204 (the "Cut-Off Date Principal Balance"). As of the Cut-Off Date, all the Initial Loans had fixed Loan Rates ("Fixed Rate Loans") which ranged from 9.99% per annum to 18.50% per annum and had a weighted average Loan Rate of approximately 14.249% per annum. The Cut-Off Date Principal Balances of the Initial Loans ranged from $1,426 to $99,938 and average $32,649. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Initial Loans was approximately 243 months and the weighted average number of months that have elapsed since origination was one month. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Initial Loans which were Mortgage Loans was approximately 117.24% with the highest Combined Loan-to-Value Ratio being 147.00%. As of the Cut-Off Date 5,084 of the Initial Loans which were Mortgage Loans (representing approximately 98.14% of the Cut-Off Date Principal Balance of such Initial Loans) had a Combined Loan-to-Value Ratio in excess of 100%. As of the Cut-Off Date, all of the Initial Loans are fully amortizing loans having original stated maturities of not more than 25 years. As of the Cut-Off Date, no Initial Loan was scheduled to mature later than December 9, 2022.

     As of the Cut-Off Date, approximately 100% of the Initial Loans (by Cut-Off Date Principal Balance) which were Mortgage Loans were secured by Mortgaged Properties located in 48 states and the District of Columbia. As of the Cut-Off Date, approximately 100% of the Initial Loans (by Cut-Off Date Principal Balance) which were Mortgage Loans were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied.

     As of the Cut-Off Date, none of the Initial Loans were 30 days or more past due. The weighted average Credit Score for the Initial Loans as of the Cut-Off Date was 672.

     The following tables are based on certain statistical characteristics with respect to the Initial Loans as of the Cut-Off Date. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


December 22, 1997

                                  By:  /s/ Joseph Piscina
                                       Joseph Piscina
                                       Director

                    Geographic Distribution of Initial Loans

                                                            % of Total by
                                           Aggregate          Aggregate
        State        Number of Loans   Principal Balance  Principal Balance

Alabama...............    10           $     287,547            0.16
----------------------
Alaska................    22                 875,278            0.49
----------------------
Arizona...............   297               9,410,670            5.22
----------------------
Arkansas..............    20                 776,709            0.43
----------------------
California............ 1,399              52,880,981           29.35
----------------------
Colorado..............   175               5,617,445            3.12
----------------------
Connecticut...........    14                 423,237            0.23
----------------------
Delaware..............     8                 293,839            0.16
----------------------
District of Columbia..    11                 420,785            0.23
----------------------
Florida...............   238               6,428,924            3.57
----------------------
Georgia...............   176               5,520,986            3.06
----------------------
Hawaii................    15                 600,938            0.33
----------------------
Idaho.................    36               1,183,505            0.66
----------------------
Illinois..............   179               6,167,159            3.42
----------------------
Indiana...............   142               4,302,222            2.39
----------------------
Iowa..................    56               1,820,028            1.01
----------------------
Kansas................   141               4,522,890            2.51
----------------------
Kentucky..............    61               1,726,991            0.96
----------------------
Louisiana.............    66               1,714,912            0.95
----------------------
Maine.................    12                 329,100            0.18
----------------------
Maryland..............   283              10,507,617            5.83
----------------------
Massachusetts.........     9                 327,483            0.18
----------------------
Michigan..............   165               5,896,887            3.27
----------------------
Minnesota.............   168               6,462,656            3.59
----------------------
Mississippi...........    27                 476,355            0.26
----------------------
Missouri..............   344              10,211,877            5.67
----------------------
Montana...............     6                 223,113            0.12
----------------------
Nebraska..............    54               1,644,945            0.91
----------------------
Nevada................    92               3,199,148            1.78
----------------------
New Hampshire.........     1                  39,989            0.02
----------------------
New Jersey............    22                 884,793            0.49
----------------------
New Mexico............    51               2,014,264            1.12
----------------------
New York..............    20                 715,449            0.40
----------------------
North Carolina........   240               6,960,947            3.86
----------------------
Ohio..................    17                 435,915            0.24
----------------------
Oklahoma..............    96               2,277,024            1.26
----------------------
Oregon................    61               1,733,797            0.96
----------------------
Pennsylvania..........   129               4,127,931            2.29
----------------------
Rhode Island..........     3                  88,574            0.05
----------------------
South Carolina........   114               3,345,250            1.86
----------------------
South Dakota..........     1                  35,000            0.02
----------------------
Tennessee.............    77               1,918,697            1.06
----------------------
Texas.................   104                 701,115            0.39
----------------------
Utah..................    68               2,345,754            1.30
----------------------
Virginia..............   127               4,373,349            2.43
----------------------
Washington............   142               3,299,360            1.83
----------------------
West Virginia.........     2                  62,436            0.03
----------------------
Wisconsin.............    13                 446,404            0.25
----------------------
Wyoming...............     5                 130,930            0.07
----------------------

         Total.......  5,519         $   180,191,204          100.00%

                               Principal Balances
                                                                  % of Total by
                                                                     Aggregate
                                 Number           Aggregate          Principal
Range of Principal Balances     of Loans       Principal Balance      Balance

$10,000 or less...........        365              2,036,896            1.13
--------------------------
$10,000.01--$20,000.......        691             11,446,718            6.35
--------------------------
$20,000.01--$30,000.......      1,338             35,037,073           19.44
--------------------------
$30,000.01--$40,000.......      1,927             67,724,726           37.58
--------------------------
$40,000.01--$50,000.......        673             31,593,833           17.53
--------------------------
$50,000.01--$60,000.......        319             18,096,438           10.04
--------------------------
$60,000.01--$70,000.......        144              9,559,788            5.31
--------------------------
$70,000.01--$80,000.......         59              4,395,963            2.44
--------------------------
$80,000.01 or greater.....          3                299,768            0.17
--------------------------

         Total............      5,519        $   180,191,204          100.00%


         As of the Cut-Off Date, the average Cut-Off Principal Balance of the Initial Loans was $32,649.

                                   Loan Rates

                                                                 % of Total by
                                                Aggregate          Aggregate
Range of Loan Rates       Number of Loans   Principal Balance  Principal Balance

 9.501%--10.000%.........         1        $        41,811            0.02%
-------------------------
10.501%--11.000%.........        49              1,863,986            1.03
-------------------------
11.001%--11.500%.........        53              2,261,056            1.25
-------------------------
11.501%--12.000%.........       203              7,533,147            4.18
-------------------------
12.001%--12.500%.........       249              9,656,494            5.36
-------------------------
12.501%--13.000%.........       886             25,085,444           13.92
-------------------------
13.001%--13.500%.........       447             16,676,844            9.26
-------------------------
13.501%--14.000%.........       841             27,945,703           15.51
-------------------------
14.001%--14.500%.........       416             14,698,817            8.16
-------------------------
14.501%--15.000%.........       899             30,353,477           16.85
-------------------------
15.001%--15.500%.........       331             10,374,206            5.76
-------------------------
15.501%--16.000%.........       627             18,695,690           10.38
-------------------------
16.001%--16.500%.........       217              6,384,506            3.54
-------------------------
16.501%--17.000%.........       244              6,946,706            3.86
-------------------------
17.001%--17.500%.........        15                463,202            0.26
-------------------------
17.501%--18.000%.........        37              1,086,174            0.60
-------------------------
18.001%--18.500%.........         4                123,941            0.07
-------------------------

         Total...........     5,519           $180,191,204          100.00%

     As of the Cut-Off Date, the weighted average Loan Rate of the Initial Loans was approximately 14.249% per annum.


                                  Lien Priority

                                                                 % of Total by
                                                Aggregate          Aggregate
Lien Priority             Number of Loans   Principal Balance  Principal Balance

First Lien.............           1            $     50,000          0.03%
-----------------------
Second Lien............       5,108             177,460,564         98.48
-----------------------
Unsecured..............         410               2,680,640          1.49
-----------------------

         Total.........       5,519            $180,191,204        100.00%
-----------------------


                          Combined Loan-to-Value Ratios

                                                              % of Total by
  Range of Combined                           Aggregate          Aggregate
Loan-to-Value Ratios      Number of Loans   Principal Balance  Principal Balance

Unsecured..............       410            $  2,680,640          1.49
-----------------------
 25.01%-- 30.00%.......         1                  14,739          0.01
-----------------------
 40.01%-- 45.00%.......         3                  67,983          0.04
-----------------------
 45.01%-- 50.00%.......         3                 128,735          0.07
-----------------------
 55.01%-- 60.00%.......         1                   3,611          0.00
-----------------------
 70.01%-- 75.00%.......         1                   4,981          0.00
-----------------------
 80.01%-- 85.00%.......         2                  26,481          0.01
-----------------------
 85.01%-- 90.00%.......         3                  98,654          0.05
-----------------------
 90.01%-- 95.00%.......         7                 236,939          0.13
-----------------------
 95.01%--100.00%.......         4                  85,204          0.05
-----------------------
100.01%--105.00%.......       429              13,500,546          7.49
-----------------------
105.01%--110.00%.......       629              19,820,657         11.00
-----------------------
110.01%--115.00%.......       831              27,335,523         15.17
-----------------------
115.01%--120.00%.......     1,165              40,745,369         22.61
-----------------------
120.01%--125.00%.......     2,016              74,902,363         41.57
-----------------------
125.01% or greater.....       14                  538,780          0.30
-----------------------

         Total.........    5,519             $180,191,204        100.00%

         As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Initial Loans (excluding the Unsecured Loans) was approximately 117.24%.

                            Months Since Origination

                                                                % of Total by
Loan Age                                        Aggregate          Aggregate
(in months)               Number of Loans   Principal Balance  Principal Balance

Less than one............      2,618            $ 85,164,378         47.26
-------------------------
1-3......................      2,807              92,082,689         51.10
-------------------------
4-6......................         89               2,799,333          1.55
-------------------------
7-9......................          5                 144,804          0.08
-------------------------

         Total...........      5,519            $180,191,204        100.00%
-------------------------

     As of the Cut-Off Date, the weighted average number of months since origination of the Initial Loans was 1 month.


                           Remaining Terms to Maturity


   Range of Remaining                                          % of Total by
   Terms to Maturity                          Aggregate          Aggregate
   (in months)          Number of Loans   Principal Balance  Principal Balance

  0-30....................        9                  49,301          0.03
--------------------------
 31-60....................      163               1,029,260          0.57
--------------------------
 61-90....................       74                 499,396          0.28
--------------------------
 91-120...................      402               7,597,258          4.22
--------------------------
121-150...................       42                 927,306          0.51
--------------------------
151-180...................    1,248              38,539,224         21.39
--------------------------
211-240...................    1,712              60,172,932         33.39
--------------------------
271-300...................    1,869              71,376,527         39.61
--------------------------

         Total............    5,519            $180,191,204        100.00%

         As of the Cut-Off Date, the weighted average remaining terms to maturity of the Initial Loans was approximately 243 months.

                           Original Terms to Maturity

                                                                 % of Total by
Original Term to Maturity                       Aggregate          Aggregate
       (in months)        Number of Loans   Principal Balance  Principal Balance

  0-30....................        9                  49,301          0.03
--------------------------
 31-60....................      163               1,029,260          0.57
--------------------------
 61-90....................       73                 496,598          0.28
--------------------------
 91-120...................      403               7,600,056          4.22
--------------------------
121-150...................       42                 927,306          0.51
--------------------------
151-180...................    1,248              38,539,224         21.39
--------------------------
211-240...................    1,712              60,172,932         33.39
--------------------------
271-300...................    1,869              71,376,527         39.61
--------------------------

         Total............    5,519            $180,191,204        100.00%
--------------------------

     As of the Cut-Off Date, the weighted average original term to maturity of the Initial Loans was approximately 244 months.

                                  Credit Score

                                                                 % of Total by
                                                Aggregate          Aggregate
Range of Credit Scores    Number of Loans   Principal Balance  Principal Balance

520 to 539.............          2                  81,178          0.05
-----------------------
560 to 579.............          2                  23,181          0.01
-----------------------
580 to 599.............          2                  44,511          0.02
-----------------------
600 to 619.............         32               1,083,579          0.60
-----------------------
620 to 639.............        880              26,600,943         14.76
-----------------------
640 to 659.............      1,318              42,718,963         23.71
-----------------------
660 to 679.............      1,137              40,266,186         22.35
-----------------------
680 to 699.............        928              32,797,449         18.20
-----------------------
700 to 719.............        605              20,362,099         11.30
-----------------------
720 to 739.............        304               9,410,911          5.22
-----------------------
740 to 759.............        170               4,524,786          2.51
-----------------------
760 to 779.............         86               1,457,203          0.81
-----------------------
780 to 799.............         37                 715,105          0.40
-----------------------
800 to 819.............         13                  95,380          0.05
-----------------------
820 to 839.............          3                   9,730          0.01
-----------------------

         Total.........      5,519            $180,191,204        100.00%

     As of the Cut-Off Date, the weighted average Credit Score of the Initial Loans was 672.

                              Debt-to-Income Ratio

                                                                 % of Total by
       Range of                                 Aggregate          Aggregate
Debt-to-Income Ratios     Number of Loans   Principal Balance  Principal Balance

20.00 or less..............       199               4,226,583          2.35
---------------------------
20.01 to 25.00.............       385              11,320,421          6.28
---------------------------
25.01 to 30.00.............       831              25,674,425         14.25
---------------------------
30.01 to 35.00.............     1,170              38,162,832         21.18
---------------------------
35.01 to 40.00.............     1,461              48,532,589         26.93
---------------------------
40.01 to 45.00.............     1,379              48,248,507         26.78
---------------------------
45.01 to 50.00.............        94               4,025,847          2.23
---------------------------

         Total.............     5,519            $180,191,204        100.00%
---------------------------

     As of the Cut-Off Date, the weighted average debt-to-income ratio of the Initial Loans was approximately 35.70.